The
Municipal
Fund
Accumulation
Program,
Inc.





Annual Report
December 31, 1996





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Program unless accompanied or preceded by the Program's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



The Municipal Fund
Accumulation Program, Inc.
Box 9011
Princeton, NJ 08543-9011



To Our Shareholders:


For the year ended December 31, 1996, The Municipal Fund Accumulation Program, Inc.'s net annualized yield was 5.18%. The Program's total investment return for the 12-month period ended December 31, 1996 was +3.36%, based on the change in per share net asset value from $19.22 to $18.85, and assuming reinvestment of $0.979 per share income dividends.

For the six months ended December 31, 1996, The Municipal Fund Accumulation Program, Inc.'s net annualized yield was 5.07%. The Program's total investment return for the six-month period ended December 31, 1996 was +4.91%, based on the change in per share net asset value from $18.44 to $18.85, and assuming reinvestment of $0.485 per share income dividends.

The Municipal Market Environment
Long-term tax-exempt bond yields moved slightly lower during the six-month period ended December 31, 1996. As measured by the Bond Buyer Revenue Bond Index, yields on A-rated uninsured municipal revenue bonds declined an additional 8 basis points (0.08%) to end the 1996 calendar year at 5.92%. Tax-exempt bond yields initially had declined to approximately 5.80% by late November. However, Federal Reserve Board Chairman Alan Greenspan's comments regarding possible excesses in the US equity market and an "uncertain" inflationary outlook rekindled investors' earlier concerns and fixed-income interest rates rose for the remainder of the six-month period. US Treasury bond yields exhibited a more significant decline during the December quarter, falling approximately 35 basis points to 6.54% at December 31, 1996.

Much of the tax-exempt bond market's strong technical position -- one of the primary reasons for the improvement in municipal bond yields in 1996 -- remained intact. Over the last year, approximately $180 billion in long-term municipal securities was issued, an increase of approximately 15% versus the same period a year ago. Much of this increase was the result of issuers seeking to refinance their existing higher-couponed debt as interest rates declined in 1995 and early 1996. As interest rates rose, these financings became increasingly economically impractical and issuance declined. Over the last six months, approximately $90 billion in long-term tax-exempt securities was underwritten, essentially unchanged versus the comparable period a year earlier. Over the last three months, $53 billion in tax-exempt securities was issued, also unchanged versus the December 31, 1995 quarter. The municipal bond market's recent underperformance relative to Treasury issues was the result of a number of other factors. Among other things, as tax-exempt bond yields declined below 6%, in the past some investors temporarily have lost interest in the municipal bond market. As interest rates continue to decline, as they did at the end of 1994 and throughout 1995, investors quickly adjusted to the new levels.

In addition, the Presidential and Congressional elections this past November resurrected some investor concerns regarding continued Federal deficit reduction and potential legislative restrictions upon the municipal bond market. This situation is similar to that at the beginning of 1996 when tax-exempt bond yields were negatively impacted by speculation that legislation reducing the tax advantages of municipal bonds would be introduced to aid further deficit reductions. Also, earlier fears that the Democratic party could regain control of both houses of Congress, as well as maintain the White House, may have caused some investors to wait until after the elections before allocating investment funds into the municipal bond market.

However, the US Treasury bond market's recent relatively strong performance resulted in municipal bonds becoming a particularly attractive investment alternative. At current levels, long-term tax-exempt revenue bonds yield over 90% of comparable US Treasury bond yields. Current levels make tax-advantaged products more attractive than they were mid-year when yield ratios had declined to approximately 85%. For example, to an investor in the maximum Federal income tax bracket, current tax-exempt bond yields represent a taxable equivalent yield of approximately 9.75%.

Looking forward, the supply of new bond issuance for 1997 is expected to be very similar to that of 1996, with most annual estimates falling in the $170 billion -- $175 billion range. Investor demand is also expected to remain strong, with 1997 total municipal redemptions (refundings, maturities and coupon payments) in the $175 billion -- $185 billion range. This overall balance suggests that the positive technical backdrop the municipal bond market enjoyed in 1996 could continue in 1997. However, it is likely that seasonal factors will temporally distort this overall balanced technical scenario. During periods of reduced bond issuance, such as January and July on a historical basis, the ease and ability to purchase tax-advantaged products at their current attractive levels may be greatly restricted.

Fiscal Year in Review
Over the six months ended December 31, 1996, we slowly shifted The Municipal Fund Accumulation Program, Inc. away from the defensive posture we had adopted during the first half of 1996 toward a more neutral structuring. This change in outlook toward the market came about largely because of our belief that long-term interest rates had already discounted an unlikely tightening of monetary policy by the end of the summer. By August, long-term interest rates rose substantially in response to above-trend economic growth during the first half of the year, thereby setting the stage for a pause in growth and a subsequent bond market rally. To better participate in a potential rally, we pursued a strategy designed to increase the Program's sensitivity to changes in interest rates. This entailed changing the portfolio mix to increase the percentage of long duration securities to seek to enhance potential total return. During the six-month period ended December 31, 1996, we kept cash reserves to a minimum level to seek to maintain a competitive dividend for our shareholders.

We pursued this strategy without compromising the strong credit quality characteristics and diversification mix of the portfolio. At December 31, 1996, fully 94% of the portfolio was invested in securities rated A or better by at least one of the major rating agencies. Looking forward as we begin 1997, we again have become more cautious on the bond market as the economy appears to have regained some strength after its brief pause during the third quarter of 1996. As such, we expect to adopt a more neutral approach to the market until a clearer direction for interest rates emerges during the new year.

As a result of this strategy, The Municipal Fund Accumulation Program, Inc. was able to perform better than the industry averages for both total return and current yield. The total return for the 12-month period ended December 31, 1996 was +3.36% as compared to a +3.30% average return for all general municipal debt funds and a +2.83% average return for all insured municipal debt funds. The 12-month current yield for The Municipal Fund Accumulation Program, Inc. of 5.18% also compares favorably to the averages for all general municipal debt funds (4.96%) and all insured municipal debt funds (4.76%). The Program's standardized 30-day yield as of December 31, 1996 was 4.37%.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President

(William M. Petty)
William M. Petty
Vice President and Portfolio Manager


January 31, 1997



The Municipal Fund Accumulation Program, Inc.


Total Return Based on a $10,000 Investment


A line graph depicting the growth of an investment in The Municipal Fund Accumulation Program, Inc. compared to growth of an investment in the Lehman Brothers General Municipal Bond Index: Beginning and ending values are:


                                      12/86          12/96

Municipal Fund Accumulation
Program, Inc.*++                      $10,000        $19,505

Lehman Brothers General
Municipal Bond Index++++              $10,000        $21,181

[FN]
   *Assuming transaction costs and other operating expenses, including advisory fees.
  ++The Municipal Fund Accumulation Program, Inc. invests in long- and intermediate-term state, municipal and public authority bonds (including private activity bonds), the interest on which is exempt from Federal income tax.
++++This unmanaged Index consists of revenue bonds, general obligation bonds and insured bonds.

    Past performance is not predictive of future performance.



Officers and Directors

Arthur Zeikel--President and Director
Ronald W. Forbes--Director
Cynthia A. Montgomery--Director
Charles C. Reilly--Director
Kevin A. Ryan--Director
Richard R. West--Director
Terry K. Glenn--Executive Vice President
Vincent R. Giordano--Senior Vice President
Donald C. Burke--Vice President
Kenneth A. Jacob--Vice President
William M. Petty--Vice President
Gerald M. Richard--Treasurer
Susan B. Baker--Secretary

Custodian and Transfer Agent
The Bank of New York
110 Washington Street
New York, New York 10286



Portfolio Abbreviations

To simplify the listings of The Municipal Fund Accumulation Program, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below.

AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
EDA   Economic Development Authority
GO    General Obligation Bonds
HFA   Housing Finance Agency
IDA   Industrial Development Authority
M/F   Multi-Family
PCR   Pollution Control Revenue Bonds
S/F   Single-Family
UT    Unlimited Tax
VRDN  Variable Rate Demand Notes



The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of December 31, 1996                                                   (in Thousands)
              S&P    Moody's   Face                                                                      Value
State        Rating  Rating   Amount                         Issue                                     (Note 1a)
Alabama--     AAA     Aaa    $ 5,720  Alabama Private Colleges and Universities Facilities
2.4%                                  Authority Revenue Bonds (Tuskegee University
                                      Project), Series A, 5.75% due 9/01/2026 (i)                       $  5,770
              AA      A1       2,000  Birmingham, Alabama, Crossover Refunding Bonds, 8%
                                      due 10/01/2015                                                       2,099
              AAA     Aaa      5,000  Huntsville, Alabama, Health Care Authority Revenue Bonds
                                      (Health Care Facilities), Series B, 6.625% due 6/01/2023 (c)         5,503

Arkansas--    AAA     NR*      3,125  Arkansas State Development Finance Authority, S/F Mortgage
0.6%                                  Revenue Bonds (Mortgage-Backed Securities Program), Series
                                      C, 6.60% due 7/01/2017 (g)                                           3,284

California    AA-     Aa       4,955  California HFA, Home Mortgage Revenue Bonds, AMT, Series F-1,
--7.7%                                7% due 8/01/2026                                                     5,271
              A+      A1       2,500  California State, GO, UT, 6.25% due 9/01/2012                        2,757
                                      California State Public Works Board, Lease Revenue Bonds,
                                      Series A:
              A       Aaa      8,000   (Department of Corrections-Monterey County-Soledad II),
                                       6.875% due 11/01/2004 (b)                                           9,340
              A       Aaa      5,000   (Secretary of State), 6.75% due 12/01/2002 (b)                      5,682
              AAA     Aaa      4,000   (Various University of California Projects), 6.40% due
                                       12/01/2016 (e)                                                      4,401
              AAA     Aaa      2,000  Los Angeles County, California, COP (Correctional Facilities
                                      Project), 6.50% due 9/01/2000 (b)(c)                                 2,189
              AA-     A1       5,260  Los Angeles County, California, Transportation Commission
                                      Sales Tax Revenue Refunding Bonds, Series B, 6.50% due
                                      7/01/2013                                                            5,579
              AAA     Aaa      1,250  M-S-R Public Power Agency, California, Revenue Refunding
                                      Bonds (San Juan Project), 6.75% due 7/01/2020 (c)                    1,470
              AAA     Aaa      5,025  Stockton, California, COP (Wastewater Treatment Plant
                                      Expansion), Series A, 6.80% due 9/01/2024 (d)                        5,731

Colorado--    AA      NR*      2,700  Colorado HFA, S/F Mortgage Program Revenue Bonds, AMT, Series
2.6%                                  D-3, 7.20% due 8/01/2023 (j)                                         2,809
              AA      Aa       2,940  Colorado Springs, Colorado, Utilities Revenue Refunding Bonds,
                                      Series A, 6.50% due 11/15/2015                                       3,161
                                      Douglas County, Colorado, School District No. RE1, Improvement
                                      Bonds (Douglas and Elbert Counties), Series A (c):
              AAA     Aaa      4,920   6.50% due 12/15/2004 (b)                                            5,559
              AAA     Aaa         80   6.50% due 12/15/2016                                                   87
              AAA     Aaa      2,500  Garfield, Pitkin and Eagle Counties, Colorado, Roaring Fork
                                      School District No. RE1, UT, 6.60% due 6/15/2004 (b)(c)              2,824


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of December 31, 1996 (continued)                                       (in Thousands)
              S&P    Moody's   Face                                                                      Value
State        Rating  Rating   Amount                         Issue                                     (Note 1a)
Connecticut   AAA     Aaa    $ 2,000  Connecticut State Development Authority, Water Facility,
--3.2%                                Revenue Refunding Bonds (Connecticut Water Company Project),
                                      6.65% due 12/15/2020 (e)                                          $  2,205
              AA      Aa       3,825  Connecticut State, HFA, Housing Mortgage Revenue Bonds
                                      (Finance Program), Sub-Series B-1, 6.125% due 5/15/2018              3,921
                                      Connecticut State, Health and Educational Facilities Authority
                                      Revenue Bonds:
              AAA     Aaa      4,600   (Cherry Brook Nursing Home), 6% due 11/01/2022 (e)                  4,738
              AAA     Aaa      3,000   (Norwalk Hospital), Series D, 6.25% due 7/01/2022 (c)               3,177
              AAA     Aaa      3,500  Connecticut State, Special Tax Obligation Revenue Bonds,
                                      Series B, 6.10% due 10/01/2011 (d)                                   3,707

District of   A1+     VMIG1++  1,200  District of Columbia, General Fund Recovery, VRDN, UT, Series
Columbia--                            B-1, 4.30% due 6/01/2003 (h)                                         1,200
1.2%          A+      A3       5,000  District of Columbia Revenue Bonds (Howard University),
                                      Series A, 7.25% due 10/01/2020                                       5,385

Florida--     A       A        1,715  Broward County, Florida, Resource Recovery Revenue Bonds
0.7%                                  (Broward Waste Energy-LP North), 7.95% due 12/01/2008                1,885
              AAA     Aaa      2,000  Florida State Board of Education, Capital Outlay (Public
                                      Education), Series B, 6.70% due 6/01/2001 (b)                        2,199

Georgia--                             Metropolitan Atlanta, Georgia, Rapid Transit Authority, Sales
5.0%                                  Tax Revenue Bonds (b):
              AAA     Aaa      5,000   Second Indenture, Series A, 6.90% due 7/01/2004 (c)                 5,792
              AA-     A1       8,200   Series O, 6.55% due 7/01/2001                                       9,038
              A+      A       10,460  Municipal Electric Authority, Georgia, Special Obligation
                                      Revenue Bonds, Fifth Crossover Series, Project One, 6.50% due
                                      1/01/2017 (a)                                                       11,458
              AAA     Aaa      1,500  Richmond County, Georgia, Water and Sewer Revenue Refunding
                                      and Improvement Bonds, Series A, 5.25% due 10/01/2028 (d)            1,443

Illinois--                            Cook County, Illinois, GO, UT:
3.7%          AAA     Aaa     10,000   Refunding (Capital Improvement), 5.875% due 11/15/2022 (d)         10,101
              AAA     Aaa      4,800   Series A, 6.60% due 11/15/2022 (c)                                  5,241
              A1+     Aa3      5,000  Illinois Development Finance Authority Revenue Bonds
                                      (Presbyterian Home Lake), Series B, 6.40% due 9/01/2031              5,142

Indiana--     AA      Aa3      6,000  Indiana Health Facility Financing Authority, Hospital Revenue
3.1%                                  Refunding Bonds (Clarian Health Partners, Inc.), 5.50% due
                                      2/15/2016                                                            5,776
              NR*     Aaa      4,315  Indiana State Educational Facilities Authority Revenue Bonds
                                      (University of Notre Dame Project), 6.70% due 3/01/2025              4,775
              A+      A1       1,000  Indiana State Office Building Commission, Capital Complex
                                      Revenue Refunding Bonds (State Office Building-II Facility),
                                      Series D, 6.90% due 7/01/2011                                        1,149
              A+      A1       2,250  Indiana Transportation Finance Authority, Highway Revenue
                                      Bonds, Series A, 8.125% due 6/01/1998 (b)                            2,420
              A+      NR*      2,865  Indianapolis, Indiana, Local Public Improvement Bond Bank,
                                      Refunding, Series D, 6.75% due 2/01/2020                             3,112

Kentucky--    AAA     A        3,000  Kentucky State Turnpike Authority, Economic Development Road
0.6%                                  Revenue Bonds, Series A, 8.25% due 7/01/1997 (b)                     3,129

Louisiana--   AAA     Aaa      5,000  New Orleans, Louisiana, Public Improvement Bonds, UT, 7% due
1.7%                                  9/01/2002 (b)(d)                                                     5,593
              AAA     Aaa      3,400  New Orleans, Louisiana, Refunding, 6.125% due 10/01/2016 (e)         3,599


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of December 31, 1996 (continued)                                       (in Thousands)
              S&P    Moody's   Face                                                                      Value
State        Rating  Rating   Amount                         Issue                                     (Note 1a)
Maine--0.9%   AA-     Aa     $ 4,480  Maine State Housing Authority, Mortgage Purchase, Series D,
                                      6.80% due 11/15/2025                                              $  4,690

Massachu-     A1+     VMIG1++    700  Massachusetts Municipal Wholesale Electric Company, Power
setts--6.6%                           Supply System Revenue Bonds, VRDN, Series C, 4% due
                                      7/01/2019 (h)                                                          700
              AAA     Aaa      9,520  Massachusetts State, HFA, M/F Housing Refunding Bonds,
                                      Series A, 6.10% due 7/01/2015 (c)                                    9,750
              A+      Aa       3,000  Massachusetts State, HFA, S/F Housing Revenue Bonds, AMT,
                                      Series 38, 7.20% due 12/01/2026                                      3,213
                                      Massachusetts State Health and Educational Facilities Authority
                                      Revenue Bonds:
              A+      A1       5,900   (Brigham and Womens Hospital Issue), Series D, 6.75% due
                                       7/01/2024                                                           6,326
              AAA     Aaa      2,550   (Northeastern University), Series E, 6.55% due 10/01/2022 (c)       2,799
              AAA     Aaa      1,390   (University Hospital), Series C, 7.25% due 7/01/2019 (c)            1,528
              NR*     MIG1++   1,500  Massachusetts State Industrial Finance Agency, Health Care
                                      Facility Revenue Bonds (Beverly Enterprises, Inc.), VRDN,
                                      4.20% due 4/01/2009 (h)                                              1,500
              A1+     VMIG1++    300  Massachusetts State Industrial Finance Agency, PCR, Refunding
                                      (Holyoke Water Power Company), VRDN, Series A, 3.95% due
                                      5/01/2022 (h)                                                          300
              NR*     NR*      4,000  Massachusetts State Industrial Finance Agency Revenue Bonds
                                      (Newbury College Issue), VRDN, 3.95% due 6/01/2021 (h)               4,000
              AAA     Aaa      1,000  Massachusetts State Port Authority Revenue Bonds, 13% due
                                      7/01/2013 (a)                                                        1,687
              AA-     A1       4,560  Massachusetts State Special Obligation Revenue Bonds,
                                      Series A, 5.80% due 6/01/2014                                        4,637

Michigan--                            Michigan State Hospital Finance Authority Revenue Bonds
2.5%                                  (Henry Ford Health Systems), Series A:
              AAA     Aa       1,500   7% due 7/01/2000 (b)                                                1,654
              AA      Aa       6,500   Refunding, 5.25% due 11/15/2020                                     6,231
                                      Michigan State Strategic Fund, Limited Obligation Revenue
                                      Refunding Bonds (Detroit Edison Co. Project):
              AAA     Aaa      1,000   6.875% due 12/01/2021 (d)                                           1,110
              AAA     Aaa      2,000   Series BB, 7% due 5/01/2021 (e)                                     2,416
              AAA     Aaa      1,000   Series CC, 6.95% due 9/01/2021 (d)                                  1,098
              AA      Aaa      1,250  Royal Oak, Michigan, Hospital Finance Authority, Hospital
                                      Revenue Bonds (William Beaumont Hospital), Series D, 6.75% due
                                      1/01/2001 (b)                                                        1,376

Minnesota--   AA      Aa       4,115  Minnesota State, HFA, S/F Mortgage, AMT, Series M, 6.70% due
0.8%                                  7/01/2026                                                            4,267

Montana--     AA+     Aa       4,950  Montana State Housing Board, S/F Program, AMT, Series B-2,
0.9%                                  6.90% due 6/01/2025                                                  5,202

Nevada--1.2%  AAA     Aaa      2,000  Clark County, Nevada, PCR, Refunding (Nevada Power Company
                                      Project), Series B, 6.60% due 6/01/2019 (d)                          2,192
              NR*     NR*      2,000  Clark County, Nevada, School District (School Improvement),
                                      Series A, 8% due 3/01/1998 (b)                                       2,132
              AAA     Aaa      2,240  Nevada Housing Division, S/F Housing Division Program, AMT,
                                      Series E, 7.05% due 4/01/2027                                        2,366

New           AAA     Aaa      2,000  New Hampshire Higher Educational and Health Facilities
Hampshire--                           Authority, Revenue Refunding Bonds (University System of New
0.4%                                  Hampshire), 6.25% due 7/01/2020 (c)                                  2,108


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of December 31, 1996 (continued)                                       (in Thousands)
              S&P    Moody's   Face                                                                      Value
State        Rating  Rating   Amount                         Issue                                     (Note 1a)
New Jersey    AAA     Aaa    $ 4,670  Highland Park, New Jersey, Refunding (School District),
--6.0%                                5.125% due 2/15/2025 (c)                                          $  4,424
                                      Jersey City, New Jersey, GO (School District), UT (b):
              AA      A        2,900   6.65% due 2/15/2002                                                 3,225
              AA      A        3,030   6.65% due 2/15/2002                                                 3,370
              AAA     Aaa      5,000  New Jersey EDA, Revenue Refunding Bonds (RWJ Health Care
                                      Corporation), 6.50% due 7/01/2024 (i)                                5,411
              AAA     Aaa      1,000  New Jersey Health Care Facilities Financing Authority, Revenue
                                      Refunding Bonds (Hackensack Medical Center), 6.625% due
                                      7/01/2017 (d)                                                        1,079
              AAA     Aaa      1,500  New Jersey Sports and Exposition Authority, Luxury Tax Revenue
                                      Refunding Bonds (Convention Center), Series A, 6.25% due
                                      7/01/2020 (c)                                                        1,594
              A+      Aa       5,000  New Jersey Sports and Exposition Authority (State Contract),
                                      Series A, 6.50% due 3/01/2019                                        5,322
              AAA     Aaa      3,000  New Jersey State Educational Facilities Authority Revenue Bonds
                                      (Trenton State College), Series A, 5.10% due 7/01/2021 (c)           2,841
              AAA     Aaa      3,000  New Jersey State Housing and Mortgage Finance Agency Revenue
                                      Bonds (Home Buyer), Series L, 6.65% due 10/01/2014 (c)               3,181
              AA      A1       2,500  Rutgers State University, New Jersey, Refunding (State
                                      University of New Jersey), Series A, 6.50% due 5/01/2018             2,691

New Mexico    A1+     P1       3,000  Farmington, New Mexico, PCR, Refunding (Arizona Public
--1.5%                                Service Co.), VRDN, Series A, 4.15% due 5/01/2024 (h)                3,000
              AAA     Aaa      5,000  Los Alamos County, New Mexico, Utility System Revenue
                                      Refunding Bonds, Series A, 6% due 7/01/2009 (i)                      5,280

New York--                            New York City, New York, GO, UT:
15.5%         BBB+    Aaa      3,000   Series A, 8% due 8/15/2001 (b)                                      3,483
              BBB+    Baa1     3,000   Series C, Sub-Series C-1, 7.50% due 8/01/2020                       3,347
              BBB+    Baa1       680   Series D, 7.50% due 2/01/2002 (b)                                     780
              BBB+    Baa1     1,320   Series D, 7.50% due 2/01/2016                                       1,462
              BBB+    Baa1     2,500   Series D, 7.50% due 2/01/2019                                       2,769
              A-      A        2,500  New York City, New York, Municipal Water Finance Authority,
                                      Water and Sewer System Revenue Bonds, Series A, 6% due
                                      6/15/2025                                                            2,536
                                      New York State Dormitory Authority Revenue Bonds:
              AAA     Aaa      3,000   (Consolidated City University System), Third Generation,
                                       Series 1, 5.375% due 7/01/2025 (e)                                  2,902
              AA      Aa       1,000   (Cornell University), Series A, 7.375% due 7/01/2030                1,105
              BBB+    Baa1     3,250   Refunding (State University Educational Facilities),
                                       Series B, 7% due 5/15/2016                                          3,484
              AAA     Aa       1,000   (Saint Vincent Hospital and Medical Center), 7.40% due
                                       8/01/2030 (f)                                                       1,119
                                      New York State Environmental Facilities Corporation, PCR,
                                      State Water Revolving Fund:
              A       Aa       1,425   (New York City Municipal), Series A, 7% due 6/15/2012               1,571
              A-      Aa       4,050   Refunding (New York City Municipal Water), Series A, 5.875%
                                       due 6/15/2014                                                       4,168
              A       Aa       1,800   Series A, 7.50% due 6/15/2012                                       1,985
              AA-     Aa         500   Series B, 7.50% due 3/15/2011                                         538
              A-      A        1,520  New York State, GO, UT, 6.25% due 6/15/2024                          1,591


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of December 31, 1996 (continued)                                       (in Thousands)
              S&P    Moody's   Face                                                                      Value
State        Rating  Rating   Amount                         Issue                                     (Note 1a)
New York                              New York State Local Government Assistance Corporation,
(concluded)                           Series A:
              A       A      $11,650   6.875% due 4/01/2002 (b)                                         $ 13,114
              A       A        5,000   6.50% due 4/01/2020                                                 5,398
                                      New York State Medical Care Facilities Finance Agency Revenue
                                      Bonds, Series A:
              AAA     Aaa      1,515   (Mental Health Services Facilities Improvement), 7.80% due
                                       2/15/1999 (b)                                                       1,658
              AAA     Aaa      3,500   (New York Hospital Mortgage), 6.80% due 8/15/2024 (e)(f)            3,899
              NR*     Aa       3,750  New York State Mortgage Agency Revenue Refunding Bonds
                                      (Homeowner Mortgage), Series 61, 5.80% due 10/01/2017                3,753
              A-      A1       5,325  Triborough Bridge and Tunnel Authority, New York, Refunding
                                      (Special Obligations), Series B, 6.875% due 1/01/2015                5,841
                                      Triborough Bridge and Tunnel Authority, New York, Revenue
                                      Bonds (General Purpose):
              A+      Aa       2,940   Series B, 5.20% due 1/01/2022                                       2,800
              A+      Aa       5,100   Series X, 6.625% due 1/01/2012                                      5,802
              A+      Aa       9,575   Series X, 6.50% due 1/01/2019                                      10,344

New York &    AA-     A1      12,750  Port Authority of New York and New Jersey, Consolidated
New Jersey                            Bonds, 72nd Series, 7.35% due 10/01/2002 (b)                        14,664
--2.7%

North         BBB     Aaa      1,330  North Carolina Eastern Municipal Power Agency, Power System
Carolina--                            Revenue Refunding Bonds, Series A, 6.50% due 1/01/2018 (a)           1,515
2.8%          AAA     Aaa      9,550  North Carolina State, Capital Improvement Bond, Series A,
                                      4.70% due 2/01/2004                                                  9,662
              AA-     Aa       3,500  Pitt County, North Carolina, Revenue Refunding Bonds (Pitt
                                      County Memorial Hospital), 5.25% due 12/01/2021                      3,294
              AA      Aa       1,000  University of North Carolina, Hospital Revenue Bonds (Chapel
                                      Hill University, Board of Governors), 6% due 2/15/2024               1,015

Ohio--1.6%    AAA     Aaa      3,000  Hamilton, Ohio, Electric System Mortgage Revenue Bonds,
                                      Series B, 8% due 10/15/1998 (b)(d)                                   3,266
              A1+     P1       5,300  Ohio State, PCR, Refunding (Sohio Air Project-BP Petroleum),
                                      VRDN, 4.15% due 5/01/2022 (h)                                        5,300

Oregon--      AAA     Aaa      9,850  Oregon Health Sciences, University Revenue Bonds, Series A,
1.7%                                  5.75% due 7/01/2021 (c)(k)                                           2,561
              AA      Aa       6,500  Oregon State Board of Higher Education, Series A, 6% due
                                      8/01/2026                                                            6,716

Pennsylvania  AAA     Aaa      2,750  Allegheny County, Pennsylvania, Hospital Development Authority
--3.2%                                Revenue Bonds (Children's Hospital of Pittsburgh), 5.30% due
                                      7/01/2026 (c)                                                        2,611
              AAA     Aaa      2,500  Altoona, Pennsylvania, City Authority, Water Revenue Bonds,
                                      Series A, 6.50% due 11/01/2019 (d)                                   2,765
              A-      NR*      4,750  Montgomery County, Pennsylvannia, IDA, Retirement Community
                                      Revenue Bonds (Adult Communities Total Services), Series B,
                                      5.75% due 11/15/2017                                                 4,558
              AAA     Aaa      3,355  North Penn, Pennsylvania, Water Authority Revenue Bonds, 7%
                                      due 11/01/2004 (b)(d)                                                3,897
              AAA     Aaa      4,000  Philadelphia, Pennsylvania, School District, Series B, 5.50%
                                      due 9/01/2025 (e)                                                    3,940


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of December 31, 1996 (continued)                                       (in Thousands)
              S&P    Moody's   Face                                                                      Value
State        Rating  Rating   Amount                         Issue                                     (Note 1a)
Puerto Rico   AAA     NR*    $ 2,000  Puerto Rico Commonwealth, Public Improvement, GO, 7.70%
--0.4%                                due 7/01/2000 (b)                                                 $  2,266

Rhode         AAA     Aaa      2,500  Rhode Island Port Authority and Economic Development
Island--0.5%                          Corporation, Revenue Refunding Bonds (Shepard Building
                                      Project), Series B, 6.75% due 6/01/2025 (e)                          2,805

South                                 Piedmont Municipal Power Agency, South Carolina, Electric
Carolina--                            Revenue Refunding Bonds (d):
1.1%          AAA     Aaa      3,000   6.75% due 1/01/2019                                                 3,477
              AAA     Aaa      1,890   Series A, 6.50% due 1/01/2014                                       2,114
              AAA     Aaa        320   Series A, 6.50% due 1/01/2014 (a)                                     360

Texas--6.4%   AAA     Aaa      2,000  Austin, Texas, Utility Systems, Combined Revenue Refunding
                                      Bonds, Prior Lien, 6.50% due 5/15/2001 (b)(e)                        2,199
              AAA     Aaa      2,000  Brazos River Authority, Texas, Revenue Refunding Bonds
                                      (Houston Light and Power Co.), Series B, 6.375% due
                                      4/01/2012 (c)                                                        2,147
                                      Harris County, Texas, Health Facilities Development
                                      Corporation, Hospital Revenue Bonds:
              AAA     Aaa      2,870   (Hermann Hospital Project), 6.375% due 10/01/2024 (c)               3,065
              A1+     NR*      2,500   (Methodist Hospital), VRDN, 4.25% due 12/01/2025 (h)                2,500
                                      Harris County, Texas, Toll Road Sub-Lien, Revenue Refunding
                                      Bonds, UT:
              AAA     NR*      1,250   8.125% due 8/01/1998 (b)                                            1,354
              AA      Aa       3,000   6.75% due 8/01/2014                                                 3,261
              AAA     Aaa      4,700  Sabine River Authority, Texas, PCR, Refunding (Texas Utilities
                                      Electric Company Project), 6.55% due 10/01/2022 (d)                  5,159
              AAA     Aaa      5,300  San Antonio, Texas, Water Revenue Refunding Bonds, 6.50% due
                                      5/15/2010 (c)                                                        5,782
              AAA     Aaa      2,000  Texas Municipal Power Agency Revenue Bonds, 14.625% due
                                      3/01/1997 (b)                                                        2,036
              AA      Aa       1,000  Texas State, Refunding (Veterans Land), UT, 6.50% due
                                      12/01/2021                                                           1,059
              AA      Aa       2,155  Texas State Veterans' Housing Assistance Fund II, AMT, UT,
                                      Series A, 7% due 12/01/2025                                          2,276
              AAA     Aa1      4,800  Texas Water Development Board Revenue Bonds (State Revolving
                                      Fund), Senior-Lien, Series B, 5.125% due 7/15/2018                   4,571

Utah--0.6%                            Intermountain Power Agency, Utah, Power Supply Revenue
                                      Refunding Bonds, Series D:
              A+      Aa       2,300   5% due 7/01/2021                                                    2,093
              A+      Aa       1,000   8.625% due 7/01/2021                                                1,042

Vermont--     AA      Aa3     11,000  Vermont Educational and Health Buildings, Financing Agency
1.9%                                  Revenue Bonds (Middlebury College Project), 5.375% due
                                      11/01/2026                                                          10,588

Virginia--    AA      Aa       4,500  Henrico County, Virgina, IDA, Public Facility Lease Revenue
2.2%                                  Bonds (Henrico County Regional Jail Project), 7% due 8/01/2013       5,044
              AAA     Aaa      2,750  Virginia State Board of Transportation Contract Revenue Bonds
                                      (Route 28 Project), 7.80% due 3/01/1998 (b)                          2,930
                                      Virginia State Housing Development Authority, Commonwealth
                                      Mortgage:
              AA+     Aa1      1,620   Series C, Sub-Series C-3, 6% due 1/01/2017                          1,652
              AA+     Aa1      2,500   Series D, Sub-Series D-1, 6.10% due 1/01/2019                       2,550


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of December 31, 1996 (concluded)                                       (in Thousands)
              S&P    Moody's   Face                                                                      Value
State        Rating  Rating   Amount                         Issue                                     (Note 1a)
Washington    AA+     Aa1    $ 4,000  Seattle, Washington, Refunding Bonds, 6.50% due 3/01/2017         $  4,224
--1.8%        AAA     Aaa      3,000  Tacoma, Washington, Refuse Utility Revenue Bonds, 7% due
                                      12/01/2019 (e)                                                       3,432
              AA      Aa       2,000  Washington State, GO, Series A, 6.75% due 2/01/2015                  2,313

West          AAA     Aaa      5,185  West Virginia State, Series O, 5% due 11/01/2021 (d)                 4,826
Virginia--
0.9%

Wisconsin--                           Wisconsin Housing and EDA, Home Ownership Revenue Bonds,
2.5%                                  Series 1:
              AA      Aa       1,000   6.75% due 9/01/2015                                                 1,045
              AA      Aa       4,990   6.75% due 9/01/2017                                                 5,210
              AAA     Aaa      2,000  Wisconsin Public Power System Inc., Power Supply System
                                      Revenue Bonds, Series A, 7.40% due 7/01/2000 (b)(e)                  2,234
              AAA     Aaa      5,000  Wisconsin State Health and Educational Facilities Authority
                                      Revenue Bonds (Children's Hospital of Wisconsin Inc. Project),
                                      6.50% due 8/15/2021 (d)                                              5,389

                                      Total Investments (Cost--$508,293)--99.1%                          546,617

                                      Other Assets Less Liabilities--0.9%                                  5,232
                                                                                                        --------
                                      Net Assets--100.0%                                                $551,849
                                                                                                        ========

(a)Escrowed to maturity.
(b)Prerefunded.
(c)MBIA Insured.
(d)FGIC Insured.
(e)AMBAC Insured.
(f)FHA Insured.
(g)GNMA/FNMA Collateralized.
(h)The interest rate is subject to change periodically based upon the prevailing market rate. The interest rate shown is the rate in effect at December 31, 1996.
(i)FSA Insured.
(j)Federally Guaranteed.
(k)Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Program.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

   See Notes to Financial Statements.


The Municipal Fund Accumulation Program, Inc.
Statement of Assets and Liabilities                                                              As of December 31, 1996
Assets:
Investments, at value (identified cost--$508,292,785) (Note 1a)                                             $546,617,262
Cash                                                                                                             346,097
Receivables:
  Interest                                                                                 $  9,626,479
  Securities sold                                                                               140,000
  Capital shares sold                                                                           129,235        9,895,714
                                                                                           ------------
Prepaid registration fees and other assets (Note 1d)                                                              44,902
                                                                                                            ------------
Total assets                                                                                                 556,903,975
                                                                                                            ------------
Liabilities:
Payables:
  Securities purchased                                                                        3,775,979
  Capital shares redeemed.                                                                      376,991
  Investment adviser (Note 2)                                                                   246,913        4,399,883
                                                                                           ------------
Accrued expenses and other liabilities                                                                           654,692
                                                                                                            ------------
Total liabilities                                                                                              5,054,575
                                                                                                            ------------
Net Assets                                                                                                  $551,849,400
                                                                                                            ============
Net Assets Consist of:
Common Stock, $0.01 par value, 100,000,000 shares authorized                                                $    292,717
Paid-in capital in excess of par                                                                             517,535,093
Undistributed investment income--net                                                                           1,242,380
Accumulated realized capital losses on investments--net (Note 5)                                              (5,545,267)
Unrealized appreciation on investments--net                                                                   38,324,477
                                                                                                            ------------
Net Assets:
Equivalent to $18.85 per share based on 29,271,710 shares outstanding                                       $551,849,400
                                                                                                            ============

See Notes to Financial Statements.


The Municipal Fund Accumulation Program, Inc.
Statement of Operations                                                             For the Year Ended December 31, 1996
Investment Income (Note 1c):
Interest and premium and discount earned                                                                    $ 33,814,509

Expenses:
Investment advisory fees (Note 2)                                                          $  2,806,869
Transfer agent fees                                                                           1,483,930
Printing and shareholder reports                                                                 97,936
Accounting services (Note 2)                                                                     73,485
Registration fees (Note 1d)                                                                      61,794
Custodian fees                                                                                   50,045
Professional fees                                                                                42,718
Pricing services                                                                                 20,984
Directors' fees and expenses                                                                     16,100
Other                                                                                            11,372
                                                                                           ------------
Total expenses                                                                                                 4,665,233
                                                                                                            ------------
Investment income--net                                                                                        29,149,276

Realized & Unrealized Loss on Investments (Notes 1c & 3):
Realized loss on investments--net                                                                               (696,677)
Change in unrealized appreciation on investments--net                                                        (10,598,099)
                                                                                                            ------------
Net Increase in Net Assets Resulting from Operations                                                        $ 17,854,500
                                                                                                            ============

See Notes to Financial Statements.

The Municipal Fund Accumulation Program, Inc.
Statements of Changes in Net Assets
                                                                                                    For the
                                                                                                   Year Ended
                                                                                                   December 31,
Increase (Decrease) in Net Assets:                                                            1996             1995
Operations:
Investment income--net                                                                     $ 29,149,276     $ 30,174,069
Realized gain (loss) on investments--net                                                       (696,677)       8,961,659
Change in unrealized appreciation/depreciation on investments--net                          (10,598,099)      43,539,828
                                                                                           ------------     ------------
Net increase in net assets resulting from operations                                         17,854,500       82,675,556
                                                                                           ------------     ------------
Dividends to Shareholders (Note 1e):
Investment income--net                                                                      (29,051,296)     (30,313,535)
                                                                                           ------------     ------------
Net decrease in net assets resulting from dividends to shareholders                         (29,051,296)     (30,313,535)
                                                                                           ------------     ------------
Capital Share Transactions (Note 4):
Net decrease in net assets resulting from capital share transactions                        (18,632,382)      (7,880,024)
                                                                                           ------------     ------------
Net Assets:
Total increase (decrease) in net assets                                                     (29,829,178)      44,481,997
Beginning of year                                                                           581,678,578      537,196,581
                                                                                           ------------     ------------
End of year*                                                                               $551,849,400     $581,678,578
                                                                                           ============     ============

*Undistributed investment income--net                                                      $  1,242,380     $  1,144,400
                                                                                           ============     ============
 See Notes to Financial Statements.


The Municipal Fund Accumulation Program, Inc.
Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                                 1996       1995     1994       1993       1992
Per Share Operating Performance:
Net asset value, beginning of year                                    $  19.22   $  17.51  $  19.79  $  18.93   $  18.63
                                                                      --------   --------  --------  --------   --------
Investment income--net                                                     .98       1.01      1.03      1.09       1.15
Realized and unrealized gain (loss) on investments--net                   (.37)      1.71     (2.28)     1.11        .30
                                                                      --------   --------  --------  --------   --------

Total from investment operations                                           .61       2.72     (1.25)     2.20       1.45
                                                                      --------   --------  --------  --------   --------
Less dividends and distributions:
  Investment income--net                                                  (.98)     (1.01)    (1.03)    (1.09)     (1.15)
  Realized gain on investments--net                                         --         --        --      (.25)        --
                                                                      --------   --------  --------  --------   --------
Total dividends and distributions                                         (.98)     (1.01)    (1.03)    (1.34)     (1.15)
                                                                      --------   --------  --------  --------   --------
Net asset value, end of year                                          $  18.85   $  19.22  $  17.51  $  19.79   $  18.93
                                                                      ========   ========  ========  ========   ========
Total Investment Return:
Based on net asset value per share                                       3.36%     15.88%    (6.44%)   11.93%      8.08%
                                                                      ========   ========  ========  ========   ========
Ratios to Average Net Assets:
Expenses                                                                  .83%       .86%      .89%      .86%       .88%
                                                                      ========   ========  ========  ========   ========
Investment income--net                                                   5.18%      5.40%     5.54%     5.52%      6.15%
                                                                      ========   ========  ========  ========   ========
Supplemental Data:
Net assets, end of year (in thousands)                                $551,849   $581,679  $537,197  $639,588   $536,952
                                                                      ========   ========  ========  ========   ========
Portfolio turnover                                                         72%        56%       61%       23%        24%
                                                                      ========   ========  ========  ========   ========

See Notes to Financial Statements.



The Municipal Fund Accumulation Program, Inc.
Notes to Financial Statements


1. Significant Accounting Policies:
The Municipal Fund Accumulation Program, Inc. (the "Program") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Program.

(a) Valuation of securities--Portfolio securities are valued by the Program's pricing agent, Kenny S&P Evaluation Services ("Kenny"). The method used by Kenny to value the Program's securities is to obtain "quotes" on comparable securities of comparable quality and to value such Program securities similarly. These values are not necessarily bids or actual last sale prices, but are estimates of the price at which the pricing agent believes the Program could sell such portfolio securities. The Board of Directors has examined the methods to be used by the Program's pricing agent in estimating the value of portfolio securities and believes that such methods will reasonably and fairly approximate the price at which portfolio securities may be sold and will result in a good faith determination of the fair value of such securities.

(b) Income taxes--It is the Program's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (net of amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Program has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Program's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Program. For such services, the Program pays a monthly fee of 0.50%, on an annual basis, of the value of the Program's average daily net assets.

FAM has entered into an Administrative Agreement with Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), Prudential Securities, Inc., Dean Witter Reynolds Inc., and Smith Barney Inc. (the "Administrators"), whereby the Administrators perform certain administrative duties on behalf of FAM. The Administrators receive a monthly fee from FAM equal to 0.20%, on an annual basis, of the Program's average daily net assets.


The Municipal Fund Accumulation Program, Inc.
Notes to Financial Statements (concluded)


Accounting services are provided to the Program by FAM at cost.

Certain officers and/or directors of the Program are officers and/or directors of FAM, PSI, MLPF&S, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1996 were $378,255,178 and $402,248,742, respectively.

Net realized and unrealized gains (losses) as of December 31, 1996 were as follows:


                                     Realized     Unrealized
                                      Losses        Gains

Long-term securities              $  (696,677)   $38,324,477
                                  -----------    -----------
Total                             $  (696,677)   $38,324,477
                                  ===========    ===========

As of December 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $38,324,477, of which $38,482,556 related to appreciated securities and $158,079 related to depreciated securities. The aggregate cost of investments at December 31, 1996 for Federal income tax purposes was $508,292,785.

4. Capital Share Transactions:
Transactions in capital shares were as follows:


For the Year Ended                                  Dollar
December 31, 1996                     Shares        Amount

Shares sold                         5,183,981   $ 96,872,802
Shares issued to
shareholders in
reinvestment of dividends           1,471,903     27,416,058
                                 ------------   ------------
Total issued                        6,655,884    124,288,860
Shares redeemed                    (7,650,329)  (142,921,242)
                                 ------------   ------------
Net decrease                         (994,445)  $(18,632,382)
                                 ============   ============


For the Year Ended                                  Dollar
December 31, 1995                     Shares        Amount

Shares sold                         5,353,884   $ 98,802,679
Shares issued to
shareholders in
reinvestment of dividends           1,553,919     28,721,772
                                 ------------   ------------
Total issued                        6,907,803    127,524,451
Shares redeemed                    (7,324,857)  (135,404,475)
                                 ------------   ------------
Net decrease                         (417,054)  $ (7,880,024)
                                 ============   ============


5. Capital Loss Carryforward:
As of December 31, 1996, the Program had a net capital loss carryforward of approximately $5,549,000, of which $4,849,000 expires in 2002 and $700,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.



<AUDIT-REPORT>
The Municipal Fund Accumulation Program, Inc.
Independent Auditors' Report


The Board of Directors and Shareholders,
The Municipal Fund Accumulation
Program, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Municipal Fund Accumulation Program, Inc. as of December 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Program's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Municipal Fund Accumulation Program, Inc. as of December 31, 1996, the results of its operations, and the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
February 3, 1997
</AUDIT-REPORT>



The Municipal Fund Accumulation Program, Inc.
Important Tax Information (unaudited)


All of the net investment income distributions paid monthly by The Municipal Fund Accumulation Program, Inc. during its taxable year ended December 31, 1996 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Program during the year.

Please retain this information for your records.